UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VSEE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS OF VSEE HEALTH, INC.

TO BE HELD ON MARCH 2, 2026

VSee Health, Inc.
980 N. Federal Hwy, Suite 304
Boca Raton, Florida 33432

TO THE STOCKHOLDERS OF VSEE HEALTH, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of VSee Health, Inc. (“VSEE,” the “Company,” “we,” “us” or “our”), will be held at 2:30 P.M. Eastern Time, on March 2, 2026 (the “Special Meeting”). The accompanying proxy statement (the “Proxy Statement”) and related materials are first being mailed to stockholders on or about February 5, 2026. The Special Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/vseehealth/sm2026. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/vseehealth/sm2026 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at 2:30 P.M. Eastern Time on March 2, 2026, and our stockholders will be able to log in beginning at 2:15 P.M. Eastern Time on March 2, 2026. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in the Proxy Statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Private Placement Proposal — To approve, in accordance with the Nasdaq Stock Market, LLC (“Nasdaq”) Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to certain holders of common stock purchase warrants.

Proposal No. 2: The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the above Proposal.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Our Common Stock is currently listed on the Nasdaq Capital Market under the symbol “VSEE” and our redeemable public warrants are listed on the Nasdaq Capital Market under the symbol “VSEEW.”

Only holders of record of shares of our Common Stock at the close of business on February 2, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at https://www.cstproxy.com/vseehealth/sm2026.

After careful consideration, our Board of Directors believes that each of the Private Placement Proposal and the Adjournment Proposal is in the best interests of our Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the Proposals to be presented at the Special Meeting.

By Order of the Board of Directors,

/s/ Dr. Milton Chen
Dr. Milton Chen
Co-Chief Executive Officer, Chairman

/s/ Dr. Imoigele Aisiku
Dr. Imoigele Aisiku
Co-Chief Executive Officer, Director

February 5, 2026

Boca Raton, Florida

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

VSee Health, Inc.
980 N. Federal Hwy, Suite 304
Boca Raton, Florida 33432

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
VSEE HEALTH, INC.

TO BE HELD ON MARCH 2, 2026

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or “Board”) of VSee Health, Inc. (“VSEE,” the “Company,” “we,” “us” or “our”), for a special meeting of stockholders to be held at 2:30 P.M. Eastern Time on March 2, 2026 (the “Special Meeting”). This Proxy Statement and related materials are first being mailed to stockholders on or about February 5, 2026. The Special Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/vseehealth/sm2026. You will be able to vote and submit questions and access our stockholder list by visiting https://www.cstproxy.com/vseehealth/sm2026 and participate live in the webcast. A secure control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Special Meeting webcast will begin promptly at 2:30 P.M. Eastern Time on March 2, 2026, and our stockholders will be able to log in beginning at 2:15 P.M. Eastern Time on March 2, 2026. We encourage you to access the Special Meeting prior to the start time. The virtual Special Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Special Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Special Meeting to log on to the live webcast 15 minutes prior to the start time of the Special Meeting and ensure that they can hear streaming audio. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Private Placement Proposal — To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to certain holders of common stock purchase warrants.

Proposal No. 2: The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the above Proposal.

Our Common Stock is currently listed on the Nasdaq Capital Market under the symbol “VSEE” and our redeemable public warrants are listed on the Nasdaq Capital Market under the symbol “VSEEW.”

Only holders of record of shares of our Common Stock and Preferred Stock (as defined below) at the close of business on February 2, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting and electronically during the Special Meeting at https://www.cstproxy.com/vseehealth/sm2026.

Recommendation of our Board of Directors

Our Board of Directors believes that the Private Placement Proposal and the Adjournment Proposal are in the best interests of our Company and our stockholders and recommends that our stockholders vote “FOR” each of the Proposals to be presented at the Special Meeting.

Record Date; Who is Entitled to Vote

Our stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of Common Stock or Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) at the close of business on the Record Date. As of the Record Date, there were 40,230,845 shares of Common Stock outstanding, which shares are entitled to an aggregate of 40,230,845 votes at the Special Meeting. Holders of the Preferred Stock are permitted to vote with the same voting rights as holders of Common Stock in any actions to be taken by the stockholders of the Company. Each share of Preferred Stock is entitled to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified). As of the Record Date, there were 1,586 shares of Preferred Stock outstanding, which shares are entitled to an aggregate of 158,600 votes at the Special Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Special Meeting.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Special Meeting) or by proxy of holders of one-third (33.33%) of the voting power of our outstanding shares of voting stock entitled to vote at the Special Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Special Meeting has the power to adjourn the Special Meeting. As of the Record Date, shares of outstanding voting stock entitled to vote at the Special Meeting representing 13,408,941 votes would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each of the proposals in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1 — the Private Placement Proposal and Proposal No. 2 — the Adjournment Proposal.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Even if you do not provide voting instructions, under the rules of various national and regional securities exchanges, banks, brokers or other nominees can still vote your shares with respect to matters that are “routine,” but not with respect to “non-routine” matters. If a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that the Private Placement Proposal is a non-routine proposal; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 — the Adjournment Proposal at the Special Meeting without your instructions.

Vote Required for Approval

The following votes are required for each Proposal at the Special Meeting:

●	The Private Placement Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Special Meeting is required.

●	The Adjournment Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Special Meeting is required.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote. Each share of Preferred Stock you own entitles you to cast that number of votes per share as is equal to the number of shares of Common Stock into which the Preferred Stock is then convertible (subject to the ownership limitations specified). Your proxy card shows the number of shares of Common Stock and Preferred Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. There are two ways to vote your shares of Common Stock and Preferred Stock at the Special Meeting.

●	You Can Vote by Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: “FOR” the Private Placement Proposal and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Special Meeting will not be counted.

●	You Can Attend the Special Meeting and Vote in Person (Which Includes Presence Virtually at the Special Meeting). We will be hosting the Special Meeting via live webcast. If you attend the Special Meeting, you may submit your vote at the Special Meeting online at https://www.cstproxy.com/vseehealth/sm2026, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Special Meeting.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Jerry Leonard, our Chief Financial Officer and Secretary, in writing before the Special Meeting that you have revoked your proxy; or

●	you may attend the Special Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Special Meeting), as indicated above.

Questions

During the live question and answer portion of the Special Meeting, our stockholders may submit questions, which will be answered as they come in, as time permits. If you wish to submit a question, you may do so by logging in to the virtual Special Meeting platform on the Special Meeting website, typing your question into the “Ask a Question” field and clicking “Submit.” Only questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions relevant to Special Meeting matters that we do not have time to answer during the Special Meeting will be posted to our website following the Special Meeting.

Technical Support

We will have technicians ready to assist stockholders with any technical difficulties they may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, please contact Jerry Leonard, our Chief Financial Officer and Secretary, by calling (561) 672-7068, or by emailing jleonard@idocvms.com. This notice of Special Meeting and the Proxy Statement are available at https://www.cstproxy.com/vseehealth/sm2026.

Appraisal Rights

Neither our stockholders nor holders of Public Warrants have appraisal rights in connection with proposals set forth herein Purchase under the Delaware General Corporation Law (“DGCL”).

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. We, along with our directors, officers and employees, may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We have also engaged D.F. King & Co., Inc. (“DF King”) to act as our proxy advisor and to assist us in soliciting proxies related to the proposals set forth herein and to be voted upon at the Special Meeting, and at any adjournments or postponements thereof. DF King may solicit proxies personally, electronically or by telephone. We have agreed to pay DF King $12,500, plus customary costs and expenses, for these services.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: VSee Health, Inc., 980 N. Federal Highway, Suite 304, Boca Raton, Florida 33432, phone: (561) 672-7068, Attention: Chief Financial Officer and Secretary. If you want to receive separate copies of our Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1 — PRIVATE PLACEMENT PROPOSAL

General

Our Common Stock is listed on Nasdaq and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval for purposes of complying with Nasdaq Listing Rule 5635(d). If the Investor (defined below) wish to exercise the full amount of the Warrants (defined below) issued pursuant to the Purchase Agreement (defined below), the shares of Common Stock issued upon exercise thereof would be more than 20% of our currently outstanding shares of Common Stock. Nasdaq Listing Rule 5635(d) requires that we obtain stockholder approval of the issuance of Common Stock and/or securities convertible into, or exercisable for, Common Stock in excess of 20% of our current issued and outstanding shares of Common Stock.

The information set forth herein in connection with the Private Offering (defined below) is qualified in its entirety by reference to the full text of the form of the Purchase Agreement, Pre-Funded Warrants, Common Warrants and Placement Agent Agreement attached as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on November 26, 2025. Stockholders are urged to carefully read these documents.

Background

On November 25, 2025, the Company and a single institutional investor (the “Investor”) into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell to the Investor an aggregate of 9,836,065 shares of Common Stock (the “Shares”) or pre-funded warrants exercisable for $0.0001 per share in lieu thereof (“Pre-Funded Warrants”), and accompanying common warrants to purchase up to 19,672,130 shares of Common Stock (the “Warrants”) in a private placement (the “Private Offering”), for gross proceeds of approximately $6 million, before deducting the placement agent’s fees and other estimated offering expenses. The purchase price per Share (or Pre-Funded Warrant) and the accompanying Warrants was $0.61.

The Warrants will be exercisable immediately following receipt of stockholder approval for the issuance of the Warrants and the shares of Common Stock underlying the Warrants (the “Warrant Shares,” and such approval, “Stockholder Approval”) and have an exercise price of $0.61 per share, subject to adjustment for customary events such as stock splits and fundamental transactions. The Warrants will expire five years from their initial exercise date. At any time following the initial exercise date of the Warrants, the Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Company filed a registration statement (the “Registration Statement”) on December 29, 2025 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares, shares of Common Stock underlying the Pre-Funded Warrants (the “Pre-Funded Warrant Shares”), and the Warrant Shares within 20 calendar days following the closing of the Private Offering (the “Private Offering Closing”) and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 60 days following the Private Offering Closing. The Private Offering Closing occurred on December 1, 2025.

The Purchase Agreement also prohibits the Company from, for 90 days following the date the Registration Statement is declared effective: (a) issuing, entering any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or any Common Stock Equivalents (as defined in the Purchase Agreement) or filing any registration statement other than the Registration Statement contemplated by the Purchase Agreement, or (b) the Company or its Subsidiaries (as defined in the Purchase Agreement) effecting or entering into any agreement to effect the issuance any shares of Common Stock or any Common Stock Equivalents involving a Variable Rate Transaction (as defined in the Purchase Agreement). In addition, the Company is required to hold a meeting of stockholders on or prior to the date that is 90 days following the date of Private Offering Closing to obtain Stockholder Approval, with the recommendation of the Board that such proposals are approved. If the Company does not obtain Stockholder Approval at the first meeting, the Company is required to call a meeting every 90 days thereafter seeking Stockholder Approval until Stockholder Approval is received or the Warrants are no longer outstanding.

A.G.P./Alliance Global Partners (the “Placement Agent”) acted as the placement agent for the Private Offering. Pursuant to a placement agent agreement (the “Placement Agent Agreement”) between the Placement Agent and the Company, dated November 25, 2025, the Company paid the Placement Agent a cash fee equal to 7% of the aggregate gross proceeds raised in the Private Offering, and reimbursed the Placement Agent for certain reasonable, documented, and accountable expenses, including legal fees, of $50,000 in the aggregate, and non-accountable expenses of $10,000.

In connection with the Private Offering Closing, each executive officer and director of the Company agreed to enter into a lock-up agreement with the Placement Agent pursuant to which, from the date of the Private Offering Closing until 90 days following the date the Registration Statement is declared effective, such executive officer or director will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by such executive officer or director, subject to customary exceptions, or make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Special Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Private Placement Proposal. For purposes of the approval of the Private Placement Proposal, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of January 22, 2026 (the “Beneficial Ownership Date”) by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Beneficial Ownership Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date or subject to restricted stock units that vest within 60 days of the Beneficial Ownership Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of our securities is based on 36,776,205 shares of Common Stock issued and outstanding as of the Beneficial Ownership Date.

Company Common Stock

	Number of
	Shares of Common Stock of
	the Company
Name and Address of Beneficial Owner	Beneficially Owned		% of Class
Five Percent Holders of the Company
Dominion Capital LLC(1)	3,651,788	(2)	9.03%
Alta Partners, LLC(3)	2,214,585	(4)	6.02%
Armistice Capital, LLC(5)	3,684,088	(6)	9.99%
Manatt, Phelps & Phillips, LLP(7)	3,728,309	(8)	9.99%
Directors and Named Executive Officers of the Company
Milton Chen	2,870,069		7.80%
Imoigele Aisiku	3,256,621		8.86%
Jerry Leonard	560,724		1.52%
Kevin Lowdermilk	68,624		*
Colin O’Sullivan	68,624		*
Scott Metzger	77,249		*
Cydonii V. Fairfax	68,397		*
David L. Wickersham	282,397		*
All Directors and Executive Officers of the Company as a group (8 individuals)	7,252,705		19.72%

*	Less than one percent (1%)

(1)	The business address of Dominion Capital LLC (“Dominion Capital”), a Connecticut limited liability company, is 256 West 58th Street, 15th Floor, New York, New York 10018.

(2)	Dominion and Ascent Partners Fund LLC (“Ascent”) each directly hold certain convertible promissory notes of the Company (the “Convertible Notes”), as applicable, which, as reported in Dominions Schedule 13G filed on October 1, 2025, are currently convertible into an aggregate of 1,626,022 and 1,111,112, respectively, shares of Common Stock, which are in each case, subject to a 9.99% beneficial ownership limitation provision contained therein (a “Blocker”). Dominion Capital and Ascent each directly hold common stock purchase warrants of the Company (the “Warrants”), which are exercisable to purchase an aggregate of 173,913 and 740,741, respectively, shares of Common Stock, which are in each case, subject to a Blocker. The percentage ownership set forth in the table above gives effect to the Blockers in the Convertible Notes and the Warrants. Each of Mikhail Gurevich and Gennadiy Gurevich manages Dominion Capital Holdings LLC (“Dominion Holdings”), Dominion Capital GP LLC (“Dominion GP”), Dominion Capital, Ascent partners LLC (“AP”) and Ascent. Dominion Capital Holdings manages Dominion Capital, Dominion GP, AP and Ascent. Dominion GP manages Dominion Capital, AP and Ascent. Dominion Capital manages AP and Ascent. Alon Brenner manages Masada, AP and Ascent. Masada Group Holdings LLC (“Masada”) manages AP and Ascent. AP manages Ascent. Ascent has the power to dispose of and the power to vote the shares of Common Stock beneficially owned by it. Each of Mikhail Gurevich, Gennadiy Gurevich, Dominion Holdings, Dominion GP, Dominion Capital, Masada, Alon Brenner and AP may be deemed to beneficially own, and have the power to vote, the shares of Common Stock beneficially owned by Ascent and the other companies they are listed above as managing.

(3)	The business address of Alta Partners, LLC (“Alta”) is 1205 Franklin Avenue, Garden City, New York 11530.

(4)	As reported in Alta’s Schedule 13G filed on November 5, 2025, consists of 706,533 warrants for Company Common Stock at an exercise price of $11.50 per share and 1,508,052 shares of Common Stock issuable pursuant to a Warrant Exchange Agreement between the Company and Alta, pursuant to which Alta agreed to exchange Public Warrants at an exchange ratio of approximately 0.9668 shares of Company Common Stock for each Public Warrant. Steven Cohen is a managing member of Alta and has the power to dispose of or the power to vote shares of Common Stock beneficially owned by Alta and may be deemed to beneficially own the shares of Common Stock beneficially owned by Alta.

(5)	The shares are beneficially owned directly by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”) and may be deemed to be indirectly beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice Capital and Steven Boyd disclaim beneficial ownership of the shares except to the extent of their respective pecuniary interests therein. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. The Master Fund holds pre-funded warrants and warrants which are currently exercisable into an aggregate of 6,253,000 and 19,672,130 shares of Common Stock, respectively. Such pre-funded warrants and warrants are subject to a 9.99% and 4.99% beneficial ownership limitation provision contained therein, respectively.

(6)	Consists of (i) 3,583,065 shares of Common Stock and (ii) 101,023 issuable upon conversion of pre-funded warrants, which gives effect to a 9.99% beneficial ownership limitation provision contained in the pre-funded warrants.

(7)	The shares are beneficially owned directly by Manatt, Phelps & Phillips, LLP (“Manatt”), a California limited liability partnership. The address of Manatt is c/o 2049 Century Park East, Suite 1700, Los Angeles, California 90067. Manatt holds 2,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share and a stated value equal to $1,000 per share (the “Series B Preferred Stock”), which are convertible into an aggregate of 1,300,000 shares of Common Stock, subject to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B COD”). The Series B COD contains a 9.99% beneficial ownership limitation provision that restricts Manatt from converting that portion of the Series B Preferred Stock that would result in it and its affiliates owning, after conversion, a number of shares of Common Stock in excess of the 9.99% beneficial ownership limitation.

(8)	Comprised of (i) 3,200,000 shares of Common Stock held directly by Manatt and (ii) 528,309 shares of Common Stock issuable upon conversion of the Series B Preferred Stock, which gives effect to a 9.99% beneficial ownership limitation provision contained in the Series B COD.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the above proposals, the Board of Directors may adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will we solicit proxies to adjourn the Special Meeting beyond the date by which we may properly do so under our Amended and Restated Certificate of Incorporation and Delaware law.

The chairman of the Board of Directors has the authority to adjourn any meeting of our stockholders, including the Special Meeting.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Special Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Adjournment Proposal. For purposes of the approval of the Adjournment Proposal, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SUBMISSION OF STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Secretary, Jerry Leonard, at 980 N. Federal Hwy, Suite 304, Boca Raton, Florida 33432, no later than July 26, 2026, which is the date that is 120 calendar days prior to the anniversary of the date this year’s proxy statement was first released to stockholders in connection with the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Amended and Restated Bylaws (the “Bylaws”) require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the following paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), any such stockholder proposal must be received by the Secretary, VSee Health, Inc., at 980 N. Federal Hwy, Suite 304, Boca Raton, Florida 33432, not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act, provided that if the 2026 Annual Meeting is scheduled to be held on a date more than thirty (30) days before or more than seventy (70) days after the anniversary date of the 2025 Annual Meeting, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Secretary of our Company not earlier than the 120th day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of (A) the ninetieth (90) day prior to the 2026 Annual Meeting and (B) the tenth (10) day following the day on which public disclosure of the date of the 2026 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted. Assuming the date of the 2026 Annual Meeting is held on a date that is not more than thirty (30) days before or more than seventy (70) days after the anniversary date of the 2025 Annual Meeting, stockholder proposals must be received by the Secretary no earlier than August 17, 2026 and no later than September 16, 2026.

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than October 16, 2026.

OTHER MATTERS

Our Board of Directors does not know of any other matters that are to be presented for action at the Special Meeting. If any other matters are properly brought before the Special Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Special Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Voteby Internet,Smartphoneor Tablet - QUICK YYY EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card . Votes submitted electronically over the Internet must be received by 11 : 59 p . m . , Eastern Time, on March 1 , 2026 . INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https:// www.cstproxy.com/vseehealth/sm2026 MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. VSEE HEALTH, INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark like this X your votes THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Proposal No . 2 : The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposal . Proposal No . 1 : To approve, in accordance with the Nasdaq Stock Market, LLC Listing Rule 5635 (d), the issuance of shares of the Company’s common stock, par value $ 0 . 0001 per share to certain holders of common stock purchase warrants, as detailed in the accompanying proxy statement . FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

2026 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of VSee Health, Inc. to be held on March 2, 2026 To view the accompanying Proxy Statement and to Attend the Special Meeting, please visit: https:// www.cstproxy.com/vseehealth/sm2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS VSEE HEALTH, INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated on or about February 5 , 2026 in connection with the special meeting of stockholders of VSEE Health, Inc . (the “Special Meeting”) to be held at 2 : 30 p . m . Eastern Time on March 2 , 2026 via a virtual meeting at https : // www . cstproxy . com/vseehealth/sm 2026 , and hereby appoints Milton Chen, Dr . Imoigele Aisiku and Jerry Leonard, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of VSee Health, Inc . (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present . Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement . The undersigned acknowledges receipt of this proxy card, Notice of Special Meeting and Proxy Statement . PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT EACH OF THE PROPOSALS IS ADVISABLE AND IN THE BEST INTERESTS OF THE STOCKHOLDERS AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” PROPOSALS 1 AND 2 . (Continued and to be marked, dated and signed on the other side)